Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   7.20%
March, 2001   7.79%
February, 2001   7.11%
January, 2001   6.68%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 8.04%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,172,058,483.42